UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stratus Properties Inc. (Stratus) held its 2026 annual meeting of stockholders (Annual Meeting) on June 1, 2026, in Austin, Texas. At the Annual Meeting, Stratus’ stockholders (1) elected Laurie L. Dotter, James E. Joseph and Michael D. Madden to serve as Class I directors of Stratus, each for a three-year term and until his or her successor is elected and qualified; (2) approved, on an advisory basis, the compensation of Stratus’ named executive officers; (3) ratified, on an advisory basis, the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2026; and (4) approved the plan of complete liquidation and dissolution of Stratus, each as further described in Stratus’ Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2026. In connection with the Annual Meeting, Stratus also solicited proxies with respect to the approval of one or more adjournments of the Annual Meeting, if necessary or advisable as determined by the Board of Directors or a committee thereof (Adjournment Proposal). As there were sufficient votes at the time of the Annual Meeting to approve each of the proposals submitted to a vote at the Annual Meeting, the Adjournment Proposal was unnecessary and was not submitted to a vote of stockholders at the Annual Meeting.

Of the 7,982,723 shares of Stratus’ common stock outstanding as of the record date, 6,134,724 shares were represented in person or by proxy at the Annual Meeting. The inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of three Class I directors.

Name	Votes For	Votes Withheld	Broker Non-Votes

Laurie L. Dotter	4,855,410	68,715	1,210,599
James E. Joseph	4,655,772	268,353	1,210,599
Michael D. Madden	4,680,600	243,525	1,210,599

Proposal No. 2: Approval, on an advisory basis, of the compensation of Stratus’ named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,894,628	1,028,203	1,294	1,210,599

Proposal No. 3: Ratification, on an advisory basis, of the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,129,967	3,484	1,273	N/A

Proposal No. 4: Approval of the plan of complete liquidation and dissolution of Stratus.

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,905,081	5,612	13,432	1,210,599

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: June 1, 2026